U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                         Date of Report: October 7, 1999


                                3PM HOLDING CORP.
                                -----------------
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                                    --------
                 (State or other jurisdiction of incorporation)


       0-23301                                                  84-1284185
       -------                                                  ----------
(Commission File No.)                                          (IRS Employer
                                                             Identification No.)

       5650 Greenwood Plaza Blvd.
              Suite 216
         Englewood, Colorado                                       80111
         -------------------                                       -----
(Address of principal executive offices)                         (Zip code)


Registrant's telephone number, including area code: (303) 741-1118

Item 2.  Acquisition and Disposition of Assets.

         Effective October 7, 1999, 3PM Corporation (the "Company") entered into a letter of intent with Mesrrs. Greg McDonald and Mark Bragg (the "Sellers") whereby the Company has agreed in principle to acquire an exclusive license to market recordings currently owned by the Sellers on the Internet in exchange for issuance by the Company of previously unissued "restricted" common stock. The relevant terms of the proposed transaction require the Company to (i) undertake a "forward split" of its common stock, whereby 3 shares of common stock shall be issued in exchange for each share of common stock issued and outstanding, in order to establish the number of issued and outstanding common shares of the Company at Closing to be 1,500,000 shares; and (ii) issue to the Sellers an aggregate of 13,000,000 "restricted" common shares (post split), representing approximately 90% of the Company's then outstanding common stock.

         The proposed transaction is subject to satisfaction of certain conditions, including completion of due diligence activities and the approval of an amendment to the Company's Articles of Incorporation whereby it is proposed to change the name of the Company to "Spin Planet.com, Inc." If the proposed transaction is consummated, the present officers and directors of the Company are expected to resign their respective positions with the Company, to be replaced by the Sellers. If these conditions are met, it is expected that the proposed transaction will close within 30 days from the date of this report. A copy of the letter of intent between the Company and the Sellers is attached hereto as Exhibit 10.1 and incorporated herein as if set forth.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

         (c)  Exhibits.

         (10) Material Contracts

         10.1  Letter of Intent between the Company and the Sellers

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        3PM CORPORATION



                                        By:/s/ Gregory J. Simonds
                                           -------------------------------
                                           Gregory J. Simonds, President

Dated:  October 7, 1999

                                 3PM CORPORATION

                            ------------------------
                                  EXHIBIT 10.1

                            ------------------------
                            LETTER OF INTENT BETWEEN

                             THE COMPANY AND SELLERS

                            ------------------------

                                3PM HOLDING CORP.
                           5650 Greenwood Plaza Blvd.
                                    Suite 216
                            Englewood, Colorado 80111

                                 October 6, 1999



Mr. Greg McDonald
Mr. Mark Bragg
801 E. Tahquitz Canyon Way
Palm Springs, CA 92262

         Re:      Acquisition of Assets by 3PM Corporation

Gentlemen:

This letter is intended to express the general terms relating to the acquisition of certain assets by 3PM Holding Corp., a Colorado corporation ("3PM" or the "Company") owned by both of you. The objective of our discussions has been the execution and consummation of applicable, formal Agreement(s) between the Company and yourselves (the "Agreements") which, among other things, would provide for the various matters set forth below.

    1. Acquisition of Assets by the Company. The parties hereto have completed an initial evaluation of certain assets currently owned by the two of you and other relevant information of the other and have concluded that an acquisition of those assets more fully described in Exhibit "A" attached hereto and incorporated herein as if set forth (the "Assets") by the Company, whereby the Company would issue shares of its common stock equal to ownership of approximately 90% of its outstanding shares, in exchange for the granting by you of an exclusive license to market the recordings included in the Assets on the Internet only would be in the best interest of both parties hereto. It is the intent of the parties hereto that, if possible, the proposed transaction described herein be effected on a "tax-free" basis pursuant to the Internal Revenue Code of 1986, as amended.

    2.       Terms of Acquisition.

             (A) 3PM Capitalization. 3PM's total authorized capital stock consists of 25,000,000 shares of Preferred Stock, par value $0.001 per share, and 50,000,000 shares of Common Stock, par value $0.001 per share. As of the date hereof there are 500,000 common shares of the Company issued and outstanding, subject only to the provisions included hereinbelow. There are no preferred shares issued or outstanding.

Prior to Closing, as defined hereinbelow, the Board of Directors of the Company shall undertake a forward split of the Company issued and outstanding common stock, whereby 3 shares of common stock

Mr. Greg McDonald
Mr. Mark Bragg
October 6, 1999
Page 2



shall be issued in exchange for each share of common stock issued and outstanding, in order to establish the number of issued and outstanding common shares of the Company at Closing to be 1,500,000 shares.

             (B) 3PM Special Board and Shareholder Meeting. Prior to Closing, the Board of Directors of the Company will call a special meeting of the Board of Directors and shareholders (if deemed necessary pursuant to the laws of the State of Colorado) for the purposes of: (a) ratifying the transaction proposed herein; (b) amending the Company Articles of Incorporation, to change the name of the Company to "Spin Planet.com, Inc.", or such other name as may be available and acceptable to you; (c) undertaking any additional amendments to the Company Articles of Incorporation reasonably requested by the you and acceptable to the Company's Board of Directors.

             (C) Officers and Directors. At Closing, the present officers and directors of the Company shall deliver to the Company their respective letters of resignation, along with certified minutes of the Company Board of Directors accepting such resignation and appointing to the Company Board those persons designated by you to be officers and directors of the surviving entity herein.

    3. Financial Condition of the Company. Except as provided herein, as of the Closing Date, the Company balance sheet will reflect no assets or liabilities.

    4. Conditions to Closing.

             (A) Closing. The Closing of the transaction proposed herein shall take place as soon as practical after the Company's Board of Directors has approved the terms included herein, the Company's shareholders have adopted those amendments to the Company's Articles of Incorporation and, if necessary, the Company has filed an Information Statement with the US Securities and Exchange Commission and the respective shareholders of you approve the terms included herein. It is anticipated that this will take approximately 30 days. The Closing shall take place in Aurora, Colorado at the offices of legal counsel for the Company, Andrew I. Telsey, P.C., 2851 S. Parker Road, Suite 720, Aurora, Colorado 80014, or such other location as the parties may so agree. At the discretion of the parties hereto, Closing may also occur via telephonic means.

             (B) To Be Provided by You. At Closing, you shall provide

Mr. Greg McDonald
Mr. Mark Bragg
October 6, 1999
Page 3



to the present Board of Directors of the Company the following:

             i) an investment letter in a form acceptable to counsel to the Company, duly executed by each of you, acknowledging that you both have agreed to sell the Assets in exchange for an aggregate of 13,000,000 common shares of the Company common stock, that of such shares to be acquired by you, those shares are being acquired solely for your own account and for investment and neither of you have any plan, intention, contract, understanding, agreement or arrangement with any person to sell, assign, pledge, hypothecate or otherwise transfer to any person such shares, or any portion thereof; and

             (ii) such other documentation as is reasonably requested by the Company and which is customarily delivered in transactions of the kind described herein.

             (C) Non-Delivery. Failure by either of you to provide those items described hereinabove shall render this proposed transaction voidable at the discretion of the present Board of Directors of the Company.

             (D) Representations of the Company. The Company hereby represents that, as of the Closing date, it shall be current in all filings required to be tendered to the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended, including but not limited to, filings on Forms 10-K, 10-KSB, 10-Q and/or 10-QSB.

    5. Default. In the event you fails to perform pursuant to Paragraph 4, above, or close the transaction without the fault of the Company, you shall be responsible for payment of all reasonable costs incurred by the Company, including but not limited to attorneys fees, due diligence costs and such other costs as may be incurred directly relating to this proposed transaction. Otherwise, each party hereto shall be responsible for payment of their own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not this transaction is consummated.

    6. Confidentiality. Upon the signing of this Letter of Intent, the Company will provide you full access to its books and records and will furnish financial and operating data and such other information with respect to its business and assets as may reasonably be requested from time to time. If the proposed transaction is not consummated, you shall keep confidential any

Mr. Greg McDonald
Mr. Mark Bragg
October 6, 1999
Page 4



information (unless ascertainable from public filings or published information), obtained concerning the Company's operations, assets and business.

    7. Finders Fees. It is hereby acknowledged that each party hereto may be responsible for payment of certain finders fees relating to the transaction proposed herein and that as a further condition to Closing, as defined herein, each party shall warrant in such Closing documents that such finders fees have been paid and further, shall indemnify and hold harmless the other party from such obligation.

    8. Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

    9. Jurisdiction. It is the intention of the parties that the laws of the State of Colorado govern the determination of the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

    10. Notices. Any notice relevant herein shall be deemed to have been sufficiently served for all purposes if delivered personally to the party to whom the same is directed, or, if sent, by deposit with the United States mail, certified mail, return receipt requested postage prepaid, at such party's address listed hereinabove, or to such other address as shall be furnished in writing by any party to the other. any such notice shall be deemed to be given three (3) days after deposited in the U.S. mail.

    11. Further Action. Each party shall execute and deliver such papers, documents and instruments, and perform such acts as are necessary or appropriate to implement the terms hereof and the intent of the parties hereto.

    12. Amendments. This Agreement may only be amended by the mutual consent of all the parties hereto which Amendment shall be

Mr. Greg McDonald
Mr. Mark Bragg
October 6, 1999
Page 5



in writing, duly executed by the parties.

If the foregoing accurately reflects your understanding of the terms and conditions of our agreement please so indicate by signing below as designated.

Yours truly,

3PM HOLDING CORPORATION



By: /s/ Greg Simonds
   -----------------------------
   Greg Simonds, President

APPROVED AND ACCEPTED this 7th day of October, 1999.



/s/ Greg McDonald
--------------------------------
Greg McDonald



/s/ Mark Bragg
--------------------------------
Mark Bragg

                                   EXHIBIT "A"

               SHADOWROCK ENTERTAINMENT, INC., CATALOGUE OF MASTER
                  SOUND RECORDINGS TO BE LICENSED TO 3PM, INC.


Herman's Hermits Greatest Hits
Peter Noone
                                        I'm Into Something  Good
                                        Wonderful World
                                        Listen People
                                        Dandy
                                        A Must To Avoid
                                        No Milk Today
                                        Steady Eddie
                                        God Knows
                                        Leaning On A Lampost
                                        Silhouettes
                                        Don't Say It
                                        Needles And Pins
                                        Just A Little Bit Better
                                        End Of The World
                                        Jezebelle
                                        A Kind Of Hush
                                        Mrs. Brown (You've Got A
                                             Lovely Daughter)
                                        I'm Henry The VIII, I Am!


Rick Nelson   All My Best
                                        Travelin' Man
                                        Hello Mary Lou
                                        Stood Up
                                        Garden Party
                                        It's Late
                                        You Know What I Mean
                                        Young World
                                        Lonesome Town
                                        I Got A Feeling
                                        Don't Leave Me This Way
                                        Believe What You Say
                                        Poor Little Fool
                                        Never Be Anyone Else But You

                                        You Are The Only One
                                        Just A Little Too Much
                                        It's Up To You
                                        Waitin' In School
                                        Fools Rush In
                                        Teenage Idol
                                        I'm Walkin'
                                        Mighty Good
                                        Sweeter Than You

Rockin' The Night Away

         The Mamas & The Papas          Monday, Monday
         Donovan                        Mellow, Yellow
         Terry Stafford                 Suspicion
         Peter Noone                    Can't You Hear My Heartbeat
         Jan & Dean                     The Little Old Lady (From Pasadena)
         Donovan                        Sunshine Superman
         The Grass Roots                Midnight Confessions
         Peter Noone                    I'm Into Something Good
         Ray Peterson                   Corrina, Corrina
         The Grass Roots                Temptation Eyes
         Jan & Dean                     Surf City
         Tommy James & The Shondells    Hanky Panky
         Tommy James & The Shondells    I Think We're Alone Now
         Tommy James & The Shondells    Mony, Mony
         Sonny Bono                     I Got You Babe
         The Mamas & The Papas          Straight Shooter
         The Mamas & The Papas          Mississippi
         The Mamas & The Papas          Sunday Will Never Be The Same
         The Mamas & The Papas          Go Where You Wanna Go
         The Mamas & The Papas          Dream A Little Dream Of Me
         Jan & Dean                     Deadman's Curve
         Jan & Dean                     Surf City
         Jan & Dean                     Drag City
         Jan & Dean                     Sidewalk Surfin'
         Sonny Bono                     The Beat Goes On
         Sonny Bono                     All I Ever Need Is You
         Tommy James & The Shondells    Crimson & Clover
         Tommy James & The Shondells    Crystal Blue Persuasion
         Tommy James & The Shondells    Dragging The Line
         Terry Stafford                 Suspicion

         Ray Peterson                    The Wonder of You
         Peter Noone                     Mrs. Brown
         Peter Noone                     There's A Kind Of Hush
         Peter Noone                     I'm Henry The VIII, I Am!
         Peter Noone                     Silhouettes
         Peter Noone                     Listen People
         The Grass Roots                 Let's Live For Today
         The Grass Roots                 Sooner Or Later
         The Grass Roots                 I'd Wait A Million Years
         The Grass Roots                 Two Divided By Love